Exhibit 10.6

Execution Version

THIRD AMENDMENT AGREEMENT

THIRD AMENDMENT AGREEMENT (this “Agreement”) dated as of March 5, 2013 by and among (1) Seneca Foods Corporation, Seneca Snack Company and Seneca Foods, LLC (collectively, the “Borrowers”), (2) Marion Foods, Inc., Lebanon Valley Cold Storage, LLC. Lebanon Valley Cold Storage, LP and Independent Foods, LLC (collectively, the “Guarantors”), (3) the financial institutions party to the Loan and Security Agreement (as defined below) as lenders (collectively, the “Lenders” and individually, a “Lender”), and (4) Bank of America, NA. (“Bank of America”) as agent (the “Agent”) for the Lenders and as Issuing Bank with respect to a certain Second Amended and Restated Loan and Security Agreement dated as of July 20, 2011, by and among the Borrowers, the Guarantors, the Lenders,the Agent, the Issuing Bank and RBS Citizens,N.A, as Syndication Agent, as amended by that certain First Amendment Agreement dated as of August 1, 2011 and by that certain Second Amendment Agreement dated as of December 20, 2012 (as amended, the “Loan and Security Agreement”).

WITNESSETH:

WHEREAS, the Borrowers have requested that the Lenders agree to amend certain provisions of the Loan and Security Agreement in order to, among other things, provide for an increase in Commitments in the aggregate principal amount of $50,000,000 (the “Commitment Increase”); and

WHEREAS, the Lenders have agreed to such amendments, on the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

§1. Definitions. Capitalized terms used herein without definition that are defined in the Loan and Security Agreement shall have the same meanings herein as therein.

§2. Ratification of Existing Agreements. All of the Obligors’ obligations and liabilities to the Agent, the Issuing Bank and the Lenders as evidenced by or otherwise arising under the Loan and Security Agreement, the Notes and the other Loan Documents, are, by each Obligor’s execution of this Agreement, ratified and confirmed in all respects. In addition, by each Obligor’s execution of this Agreement, each of the Obligors represents and warrants that no Obligor has any counterclaim, right of set-off or defense of any kind with respect to such obligations and liabilities.

§3. Representations and Warranties. Each of the Obligors hereby represents and warrants to the Agent, the Issuing Bank and Lenders that all of the representations and warranties made by the Obligors in the Loan and Security Agreement, the Notes and the other Loan Documents are true in all material respects on the date hereof as if made on and as of the date hereof; except to the extent that such representations and warranties relate expressly to an earlier date.

§4. Conditions Precedent. The effectiveness of the amendments contemplated hereby shall be subject to the satisfaction on or before the date hereof of each of the following conditions precedent:

(a)  Representations and Warranties. All of the representations and warranties made by the Obligors herein, whether directly or incorporated by reference, shall be true and correct on the date hereof except as provided in §3 hereof

(b)  Performance; No Event of Default. The Obligors shall have performed and complied in all respects with all terms and conditions herein required to be performed or complied with by them prior to or at the time hereof’ and there shall exist no Default or Event of Default.

(c) Fees and Expenses.

(i)  Upfront Fees. The Borrowers shall have paid to the Agent, for the benefit of the Lenders, a fee of $62,500 (0.125% of the Commitment Increase). Such fee shall be for the Lenders’ participation in the Commitment Increase, shall be allocated to each such Lender based on the amount of each such participating Lender’s increase amount, and shall be earned and due and payable in full on the date hereof

(ii)  Other Fees and Expenses. The Borrowers shall have paid to the Agent the reasonable fees and expenses of counsel to the Agent in connection with the preparation of this Agreement.

(d) Delivery.

(i) This Agreement.                            The Obligors, the Agent, the Issuing Bank and the Required Lenders shall have executed and delivered this Agreement.

(ii)  Notes. Notes shall have been executed by the Borrowers and delivered to each Lender that requests the issuance of a new Note.

(iii)  Officer‘s Certificates. The Agent shall have received a certificate of a duly authorized officer of each Obligor (A) certifying that (1) attached copies of such Obligor’s Organic Documents are true and complete, and in full force and effect, without amendment except as shown or (2) there have been no changes to such Organic Documents since the Effective Date; (B) certifying that an attached copy of resolutions authorizing execution and delivery of this Agreement is true and complete, and that such resolutions are in full force and effect, were duly adopted, have not been amended, modified or revoked, and constitute all resolutions adopted with respect to this Agreement; (C) certifying to the title, name and signature of each Person authorized to sign this Agreement; and (D) attaching a good standing certificate for such Obligor, issued by the Secretary of State or other appropriate official of such Obligor’s jurisdiction of organization.

(iv)  Senior Officer s Certificates The Agent shall have received certificates, in form and substance satisfactory to it, from a knowledgeable Senior Officer of each

Borrower certifying that, as of the date hereof after giving effect to the Commitment Increase and the transactions hereunder, (i) no Default or Event of Default exists; (ii) the representations and warranties of each Obligor in the Loan Documents are true and correct (except for representations and warranties that expressly relate to an earlier date); (iii) all conditions precedent in any other Loan Document have been satisfied; and (iv) no event has occurred or circumstance exists that has or could reasonably be expected to have a Material Adverse Effect.

(v)  Other Documents. In addition, the Obligors shall have executed and delivered such further instruments and taken such further action as the Agent and the Lenders may have reasonably requested, in each case further to effect the purposes of this Agreement, the Loan and Security Agreement and the other Loan Documents.

§5. Amendment to the Loan and Security Agreement. Schedule 1.1 to the Loan and Security Agreement is hereby amended by deleting such Schedule 1.1 in its entirety and replacing it with the Schedule 1.1 attached hereto.

§6. Miscellaneous Provisions.

(a)  Except as otherwise expressly provided by this Agreement, all of the respective terms, conditions and provisions of the Loan and Security Agreement, the Notes and the other Loan Documents shall remain the same. The Loan and Security Agreement, as amended hereby, shall continue in full force and effect, and this Agreement and the Loan and Security Agreement, shall be read and construed as one instrument.

(b)  THIS AGREEMENT, UNLESS OTHERWISE SPECIFIED, SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT GIVING EFFECT TO ANY CONFLICT OF LAW PRINCIPLES (BUT GIVING EFFECT TO FEDERAL LAWS RELATING TO NATIONAL BANKS).

(c)  This Agreement may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. In making proof of this Agreement it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought. A facsimile of an executed counterpart shall have the same effect as the original executed counterpart.

[Intentionally Left Blank - Signature Page Follows]

3

A/75389296.5

IN WITNESS WHEREOF, the undersigned have duly executed this Third Amendment Agreement as of the date first set forth above,

                                                                      SENECA FOODS CORPORATION

By:/s/Timothy J. Benjamin
                                                                        Name: Timothy J. Benjamin
                                                                       Title:  Chief Financial Officer

                                                                        SENECA SNACK COMPANY

                                                                        By:         /s/Timothy J. Benjamin
                                                                        Name: Timothy J. Benjamin
                                                                       Title:           Treasurer

                                                                       SENECA FOODS, LLC

                                                                        By:         /s/Timothy J. Benjamin
                                                                        Name: Timothy J. Benjamin
Title:           Treasurer

                                                                        MARION FOODS, INC.

                                                                        By: /s/Timothy J. Benjamin
                                                                        Name: Timothy J. Benjamin
Title:           Treasurer

                                                                       LEBANON VALLEY COLD STORAGE LLC

By:/s/John D. Exner

Name:            John D. Exner
Title:           Assistant Secretary

                                                                           LEBANON VALLEY COLD STORAGE, LP
                                                                           By; Lebanon Valley Cold Storage, LLC,
its General Partner

By:/s/John D. Exner

Name:            John D. Exner
Title:           Assistant Secretary

(Signature Page to Third Amendment Agreement)

                                                                                            INDEPENDENT FOODS, LLC

                                                                                            By: /s/Timothy J. Benjamin
                                                                                            Name: Timothy J. Benjamin
                                                                                            Title:           Manager

[Signature Page to Third Amendment Agreement]

BANK OF AMERICA, N.A.,

as Agent, Lender and Issuing Bank

                                                                     By: /s/Edgar Ezerins
Name:	Edgar Ezerins
Title:	Senior Vice President

(Signature Page to Third Amendment Agreement)

RBS CITIZENS BUSINESS CAPITAL, a division of RBS ASSET FINANCE, INC., a subsidiary of RBS CITIZENS, N.A., as a Lender

By: /s/John D. Bobbin
Name  John D. Bobbin
Title: Vice President

(Signature Page to Third Amendment Agreement)

MANUFACTURERS AND TRADERS TRUST COMPANY, as a Lender

By: /s/Jon M. Fogle                                                                           Name: Jon M. Fogle
Title: Vice President

(Signature Page to Third Amendment Agreement)

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

                        By: /s/Lisa Freeman

                         Name: Lisa Freeman
                        Title:               Svp

(Signature Page to Third Amendment Agreement)

WELLS FARGO BANK, N.A, as a Lender

By: /s/Krista Wade
Name: Krista Wade
               Title Authorized Signatory

(Signature Page to Third Amendment Agreement)

BMO HARRIS BANK NA., as a Lender

By: /s/Quinn Heiden

Name: Quinn Heiden
Title: Vice President

(Signature Page to Third Amendment Agreement)

GENERAL ELECTRIC CAPITAL CORPORATION, as a Lender

By:               /s/Philip A. Carfora
Name      Philip A. Carfora
Title:  Duly Authorized Signatory

[Signature Page to Third Amendment Agreement

SCHEDULE 1.1
to
Second Amended and Restated Loan and Security Agreement

COMMITMENTS OF LENDERS

Lender	Commitment for the period from April 1 through and including July 31 of each year	Commitment for the period from August 1 through and including March 31 of each year	Percentage of Aggregate Commitments of all Lenders
Bank of America, NA	$78,750,000	$105,000,000	26.250000000%
RBS Citizens Business Capital, a division of RBS Asset Finance, Inc.. a subsidiary of RBS Citizens, NA.	$45,000,000	$60,000,000	15.000000000%
Coöperatieve Centrale Ralffeisen Boerenleen bank B .A., “Rabobank Nederland”, New York Branch	$46,500,000	$62,000,000	15.500000000%
Manufacturers and Traders Trust Company	$34,500,000	$46,000,000	11.500000000%
U.S. Bank National Association	$36,000,000	$48,000,000	12.000000000%
Wells Fargo Bank, N.A.	$26,250,000	$35,000,000	8.750000000%
BMO Harris Bank N.A.	$19,500,000	$26,000,000	6.500000000%
General Electric Capital Corporation	$13,500,000	$18,000,000	4.500000000%

Total	$300,000,000	$400,000,000	100%